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                                                                  Exhibit 99.2

PNC Bank Corp.
Resolutions for Fixed/Adjustable Rate Noncumulative Preferred Stock, Series F ($1.00 par value) Adopted October 4, 1996

RESOLVED, that another series of Preferred Stock, par value $1.00 per share, of PNC Bank Corp. (the "Corporation") is hereby established and that the shares of said series shall have, in addition to the preferences, qualifications, privileges, limitations, restrictions and special or relative rights in respect of Preferred Stock granted or created by law and by the Corporation's Articles of Incorporation, the following preferences, qualifications, privileges, limitations, restrictions and special or relative rights which are hereby fixed and determined:

1. Designation. A series of Preferred Stock designated "Fixed/Adjustable Rate Noncumulative Preferred Stock, Series F" (herein called "Series F Preferred Stock") is hereby established, consisting of 6,000,000 shares subject to increase or decrease in the number of shares in accordance with law.

2. Rank. Series F Preferred Stock shall rank, as to dividends and assets, equally with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and every other share of capital stock from time to time outstanding which is not Common Stock of the Corporation and which is not specifically made senior to or subordinate to the Series F Preferred Stock as to dividends or assets.

3. Dividends. (a) Through September 29, 2001, the dividend rate per share of Series F Preferred Stock shall be 6.05% or $3.025 per annum, payable quarterly on March 31, June 30, September 30 and December 31 of each year (each a "Dividend Payment Date"), commencing December 31, 1996. The initial dividend for the dividend period commencing on October 9, 1996 to (but not including) December 31, 1996, shall be $.6806 per share and shall be payable on December 31, 1996. On and after September 30, 2001, dividends on the Series F Preferred Stock shall be payable quarterly on each Dividend Payment Date at the Applicable Rate (as defined in subsection (c) of this Section 3) per share from time to time in effect. If a Dividend Payment Date is not a business day, dividends (if declared) on the Series F Preferred Stock shall be paid on the immediately preceding business day. A dividend period with respect to a Dividend Payment Date is the period commencing on the immediately preceding Dividend Payment Date and ending on the day immediately prior to the next succeeding Dividend Payment Date. Each such dividend shall be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 30 nor less than 15 days preceding the payment dates thereof, as will be fixed by the Corporation's Board of Directors or a duly authorized committee thereof.

(b) Dividends on the Series F Preferred Stock shall not be cumulative and no rights shall accrue to the holders of the Series F Preferred Stock by reason of the fact that the Corporation may fail to declare or pay dividends on the Series F Preferred Stock in any amount in any year, whether or not the earnings of the Corporation in any year were sufficient to pay such dividends in whole or in part. (c) Except as provided below in this subsection (c) of this Section 3, the "Applicable Rate" per annum for any dividend period beginning on or after September 30, 2001 shall be equal to .35% plus

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the Effective Rate (as hereinafter defined), but not less than 6.55% nor greater than 12.55% (without taking into account any adjustments as described in subsection (d) of this Section 3). The "Effective Rate" for any dividend period beginning on or after September 30, 2001 shall be equal to the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period. In the event that the Corporation determines in good faith that for any reason: (i) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate cannot be determined for any dividend period, then the Effective Rate for such dividend period shall be equal to the higher of whichever two of such rates can be so determined;
(ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any dividend period, then the Effective Rate for such dividend period shall be equal to whichever such rate can be so determined; or (iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any dividend period, then the Effective Rate for the preceding dividend period shall be continued for such dividend period.

Except as described in this subsection (c) of this Section 3, the "Treasury Bill Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period (as hereinafter defined)) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board (as hereinafter defined) during the Calendar Period immediately preceding the last 10 calendar days preceding the dividend period for which the dividend rate on the Series F Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during any such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for all of the U.S. Treasury bills then having remaining maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest-bearing U.S. Treasury securities with a remaining maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by

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at least three recognized dealers in U.S. Government securities selected by the
Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any dividend period as provided in this paragraph, the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a remaining maturity of not less than 80 or more than 100 days, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

Except as described in this subsection (c) of this Section 3, the "Ten Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (as hereinafter defined) (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last 10 calendar days preceding the dividend period for which the dividend rate on the Series F Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as hereinafter defined)) then having remaining maturities of not less than eight nor more than 12 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

Except as described in this subsection (c) of this Section 3, the "Thirty Year Constant Maturity Rate"

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for each dividend period shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (as hereinafter defined) (or the one weekly per annum Thirty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last 10 calendar days preceding the dividend period for which the dividend rate on the Series F Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average
Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Thirty Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having remaining maturities of not less than 28 nor more than 30 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Thirty Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Thirty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 28 nor more than 30 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percent, with .025% being rounded upward.

The Applicable Rate with respect to each dividend period beginning on or after September 30, 2001 shall be calculated as promptly as practicable by the Corporation according to the appropriate method described in this subsection
(c) of this Section 3. The Corporation shall cause notice of each Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of Series F Preferred Stock.

For the purposes of this subsection (c) of this Section 3, the following terms shall have the following meanings : (i) "Calendar Period" means a period of 14 calendar days; (ii) "Federal Reserve Board"

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means the Board of Governors of the Federal Reserve System or any successor agency; (iii) "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;
(iv) the term "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 10 years); and (v) "Thirty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 30 years).

(d) If one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code"), are enacted that change the percentage of the dividends received deduction (70% as of October 4, 1996) as specified in Section 243(a)(1) of the Code or any successor provision (the "Dividends Received Percentage"), as applicable to the Series F Preferred Stock, the amount of each dividend payable per share of the Series F Preferred Stock for dividend payments made on or after the later of the date of enactment or the effective date of such change shall be adjusted by multiplying the amount of the dividend payable determined as described under subsection (a) of this Section 3 (before adjustment) by a factor, which shall be the number determined in accordance with the following formula (the "DRD Formula"), and rounding the result to the nearest cent:

1 - [.35 (1 - .70)]
--------------------
1 - [.35 (1 - DRP)]

For purposes of the DRD Formula, "DRP" means the Dividends Received Percentage applicable to the dividend in question. No amendment to the Code, other than a change in the percentage of the dividends received deduction set forth in
Section 243(a)(1) of the Code or any successor provision, as applicable to the Series F Preferred Stock, shall give rise to an adjustment. Notwithstanding the foregoing provisions of this subsection (d) of this Section 3, in the event that, with respect to any such amendment, the Corporation shall receive an unqualified opinion of nationally recognized independent tax counsel selected by the Corporation and approved by Cravath, Swaine & Moore (which approval shall not be unreasonably withheld) or a private letter ruling or similar form of authorization from the Internal Revenue Service to the effect that such an amendment would not apply to dividends payable on the Series F Preferred Stock, then any such amendment shall not result in the adjustment provided for pursuant to the DRD Formula. The opinion referenced in the previous sentence shall be based upon a specific provision in the legislation or upon a published pronouncement of the Internal Revenue Service addressing such legislation. The Corporation's calculation of the dividends payable as so adjusted and as certified accurate as to calculation and reasonable as to method by the independent certified public accountants then regularly engaged by the Corporation, shall be final and not subject to review.

If any amendment to the Code which reduces the Dividends Received Percentage, as applicable to the Series F Preferred Stock, is enacted and becomes effective after a dividend payable on a Dividend Payment Date has been declared, the amount of dividend payable on such Dividend Payment Date shall not be increased; but instead, an amount, equal to the excess of (x) the product

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of the dividends paid by the Corporation on such Dividend Payment Date and the
DRD Formula (where the DRP used in the DRD Formula would be equal to the reduced Dividends Received Percentage) and (y) the dividends paid by the Corporation on such Dividend Payment Date, shall be payable to holders of record on the next succeeding Dividend Payment Date in addition to any other amounts payable on such date.

If prior to April 1, 1997, an amendment to the Code is enacted that reduces the Dividends Received Percentage, as applicable to the Series F Preferred Stock, and such reduction retroactively applies to a Dividend Payment Date as to which the Corporation previously paid dividends on the Series F Preferred Stock (each an "Affected Dividend Payment Date"), the Corporation shall pay (if declared) additional dividends (the "Additional Dividends") on the next succeeding Dividend Payment Date (or if such amendment is enacted after the dividend payable on such Dividend Payment Date has been declared, on the second succeeding Dividend Payment Date following the date of enactment) to holders of record on such succeeding Dividend Payment Date in an amount equal to the excess of (x) the product of the dividends paid by the Corporation on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the Dividends Received Percentage applicable to each Affected Dividend Payment Date) over (y) the dividends paid by the Corporation on each Affected Dividend Payment Date.

Additional Dividends shall not be paid in respect of the enactment of any amendment to the Code on or after April 1, 1997 which retroactively reduces the Dividends Received Percentage, or if prior to April 1, 1997, such amendment would not result in an adjustment due to the Corporation having received either an opinion of counsel or tax ruling referred to in the third preceding paragraph. The Corporation shall only make one payment of Additional Dividends.

In the event that the amount of dividend payable per share of the Series F Preferred Stock shall be adjusted pursuant to the DRD Formula and/or Additional Dividends are to be paid, the Corporation will cause notice of each such adjustment and, if applicable, any Additional Dividends, to be sent to the holders of the Series F Preferred Stock.

In the event that the Dividends Received Percentage, applicable to the Series F Preferred Stock, is reduced to 40% or less, the Corporation may at its option, redeem the Series F Preferred Stock as a whole, but not in part, as described in Section 5 below.

4. Liquidation. The amount payable upon shares of Series F Preferred Stock in the event of voluntary or involuntary liquidation of the Corporation, prior to any payment to the holders of Common Stock or of any class or series of stock of the Corporation ranking as to assets subordinated to the Series F Preferred Stock, shall be $50.00 per share plus an amount equal to accrued and unpaid dividends, whether or not earned or declared, computed thereon from the immediately preceding Dividend Payment Date (but without cumulation for unpaid dividends for prior dividend periods on the Series F Preferred Stock) to the date on which payment thereof is made available.

5. Redemption. (a) Prior to September 30, 2001, shares of Series F Preferred Stock shall not be redeemable, except under the circumstances described in subsection (b) of this Section 5. Shares of

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Series F Preferred Stock shall be redeemable by the Corporation, in whole or in part, at any time and from time to time on and after September 30, 2001 at $50.00 per share plus an amount equal to accrued and unpaid dividends, whether or not earned or declared, computed thereon from the immediately preceding Dividend Payment Date (but without cumulation for unpaid dividends for prior dividend periods on the Series F Preferred Stock) to the date fixed for redemption, including any changes in dividends payable due to changes in the Dividends Received Percentage and Additional Dividends, if any (each as defined in subsection (d) of Section 3).

(b) Notwithstanding anything to the contrary in subsection (a) of this Section 5, if the Dividends Received Percentage is equal to or less than 40% and, as a result, the amount of dividends on the Series F Preferred Stock on any Dividend Payment Date will be or is adjusted upwards as described in subsection (d) of
Section 3 above, the Corporation, at its option, may redeem all, but not less than all, of the outstanding shares of Series F Preferred Stock; provided, however, that within 60 days of the date on which an amendment to the Code is enacted which reduces the Dividends Received Percentage to 40 percent or less, the Corporation sends notice to the holders of the Series F Preferred Stock of such redemption. Any redemption of Series F Preferred Stock in accordance with this Section 5(b) shall take place on the date specified in the notice, which shall not be less than 30 days nor more than 60 days from the date such notice is sent to holders of Series F Preferred Stock. Any redemption of Series F Preferred Stock in accordance with this Section 5(b) shall be on notice as aforesaid at the applicable redemption price set forth in the following table, in each case plus accrued and unpaid dividends computed thereon from the immediately preceding Dividend Payment Date (but without any cumulation for unpaid dividends for prior dividend periods on Series F Preferred Stock) to the date fixed for redemption, including any changes in dividends payable due to changes in the Dividends Received Percentage and Additional Dividends, if any, whether or not earned or declared.

REDEMPTION PERIOD                                    REDEMPTION PRICE PER SHARE
-----------------                                    --------------------------
October 9, 1996 through September 29, 1997                    $52.50
September 30, 1997 through September 29, 1998                  52.00
September 30, 1998 through September 29, 1999                  51.50
September 30, 1999 through September 29, 2000                  51.00
September 30, 2000 through September 29, 2001                  50.50
On or after September 30, 2001                                 50.00

(c) Holders of Series F Preferred Stock shall have no right to require the redemption of shares of Series F Preferred Stock.

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6. Voting rights. Holders of shares of Series F Preferred Stock shall have no voting rights except as set forth in Section 4 and Section 5 of ARTICLE SEVENTH of the Corporation's Articles of Incorporation or as otherwise required from time to time by law.

7. Conversion Rights. Shares of Series F Preferred Stock shall not be convertible into shares of Common Stock or any other security of the Corporation.

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